                                                FILED PURSUANT TO RULE 424(B)(3)
                                                   REGISTRATION NUMBER 333-60686

--------------------------------------------------------------------------------

PROSPECTUS SUPPLEMENT DATED AUGUST 15, 2002
TO PROSPECTUS DATED JULY 6, 2001 OF LENDINGTREE, INC.


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):        August 14, 2002
                                                  -----------------------------


                                LENDINGTREE, INC.
                                -----------------
               (Exact name of registrant as specified in charter)


           Delaware               000-29215                25-1795344
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission              (IRS Employer
      of incorporation)          file number)         Identification Number)


         11115 Rushmore Drive, Charlotte, North Carolina      28277
--------------------------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:       (704) 541-5351
                                                   ----------------------------

Item 9. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the certification of the Chief Executive Officer and Chief Financial Officer of LendingTree, Inc. pursuant to 18 U.S.C
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 covering the Form 10-Q Quarterly Report for the period ending June 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LENDINGTREE, INC.



Date:    August 14, 2002                      By: /s/ Douglas R. Lebda
                                                  ------------------------------
                                                  Name:  Douglas R. Lebda
                                                  Title: Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                                     Commission File No:
August 15, 2002                                                  000-29215


                                LENDINGTREE, INC.

                                  EXHIBIT INDEX

         Exhibit No.           Exhibit Description
         -----------           -------------------

            99.1 Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                                                   Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of LendingTree, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas R. Lebda, as Chief Executive Officer of the Company, and Keith B. Hall, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Douglas R. Lebda
-----------------------------------
Douglas R. Lebda
Chief Executive Officer
August 14, 2002


/s/ Keith B. Hall
-----------------------------------
Keith B. Hall
Chief Financial Officer
August 14, 2002